Exhibit 99.1

Northern Oil and Gas, Inc. Provides Operations Update

WAYZATA, MINNESOTA --- July 6, 2010 --- Northern Oil and Gas, Inc. (NYSE/AMEX: NOG) (“Northern Oil”) today provided an operations update related to drilling and completion activity in the Williston Basin Bakken and Three Forks prospects.

2010 DRILLING ACTIVITY

Since January 1, 2010, Northern Oil has spud a total of 11.3 net wells.  Northern Oil continues to expect to spud at least 18 net wells in 2010, with the possibility for an increase given the all-time high North Dakota drilling rig count of 134.  Northern Oil reiterates its previous guidance of 20% to 30% production increases on a quarter over quarter basis for the foreseeable future.

HEDGING AND LIQUIDITY

Northern Oil currently has hedged 489,396 barrels for delivery through 2011 at a blended average of approximately $80.50 per barrel.  Additionally, Northern Oil currently has approximately $65 million in cash and does not have any outstanding borrowings under its $100 million credit facility.

RECENT ACREAGE ACQUISITIONS

Northern Oil continues to exploit its leasing expertise to expand its core Bakken position.  During the first half of 2010, Northern Oil acquired approximately 27,418 net mineral acres for an average cost of $985 per net acre.  Northern Oil currently controls approximately 114,000 core acres that are prospective for the Bakken and Three Forks.  Northern Oil continues to aggressively evaluate additional acreage acquisitions and maintain its organic leasing program.

Northern Oil recently entered into an agreement with GeoResources, Inc. to begin development of a block of approximately 3,000 net acres located in Richland County, Montana, known as the Rip Rap prospect.  Northern Oil’s management believes this important extensional exploration into Montana may serve to further delineate the productive area of the Bakken and Three Forks formations.  Slawson Exploration will be the operator of the program and Northern Oil will participate on a heads-up basis in drilling and all future acreage acquisitions for a 15% interest in the program.

SNIPER AND STALLION PRODUCTION UPDATE

Northern Oil management believes the Sniper and Stallion wells, drilled and operated by Slawson Exploration, are representative of the results being achieved throughout the Windsor drilling program using long-laterals and “super-fracs.”  These wells are exhibiting increased long-term production stability and are being produced on significantly tighter chokes than many wells in the play, which Northern Oil believes may enhance ultimate recoveries.

The Stallion 1-1-12H well was completed with a 9,330-foot lateral, utilized 36 isolated fracture stimulation (“frac”) stages and commenced production at a rate of 2,753 barrels of oil equivalent per day (“BOEPD”) on a 20/64 choke.  The Stallion well has produced a total of 119,166 barrels of oil equivalent (“BOE”) over 125 production days.  Northern Oil owns a 23% working interest in the well.

The recently completed Sniper 1-6-7H well was completed with a 9,400-foot lateral, utilized 42 isolated frac stages, commenced production at a rate of 3,784 BOEPD on a 15/64 choke and has produced a cumulative 34,214 BOE over 24 production days.  Northern Oil owns a 21.5% working interest in the well.

WINDSOR, ANVIL AND BIG SKY PROJECT UPDATE

Slawson Exploration continues to successfully execute the Windsor development program in Southern Mountrail County, North Dakota.  All long-lateral wells are expected to utilize 36 or more frac stages and all short laterals are expected to utilize 22 frac stages.

The Anvil prospect in Roosevelt County, Montana commenced with the drilling of the Mayhem 1-19H well, in which Northern Oil owns a 30% working interest.  Due to several completion complications previously addressed, the well began production from the Bakken formation at a rate of approximately 217 barrels per day on artificial lift.  Northern Oil and its partners remain positive on the geology in this area and the second well in the program is expected to be spud in the third quarter of 2010 or early in the fourth quarter of 2010.

The Big Sky prospect in Richland County, Montana commenced with the drilling of the Vandal 1-16H well, in which Northern Oil owns a 20% working interest.  The well was drilled, by design, to the upper shale and a frac was not utilized for this geologic zone.  This drilling plan represents an important extensional venture into a different structure. The Vandal 1-16H well commenced production from the upper shale at an initial production rate of 478 BOEPD and has produced 15,422 barrels of oil in 57 production days.  This well is expected to be followed in the third quarter by a continuous drilling program on the acreage block. Well costs for this upper shale play are expected to be under $3 million per well.

Michael Reger, Northern Oil Chief Executive Officer, commented, “We believe the innovation of Slawson Exploration to target the upper shale as a producing zone in the far Southwestern edge of the previously developed Elm Coulee field is indicative of their leading edge exploration and the possibilities of this play to continue to grow as a premier on-shore oil resource.”

RECENT COMPLETION HIGHLIGHTS

Northern Oil continues to believe that early 24 hour rates are not necessarily useful in determining the ultimate economics of a well, especially because they do not account for well cost and sustainable production rates.   The tables below contain recent well completions in which Northern Oil has participated as well as updates in the longer term production levels of previously announced wells.

The following table below outlines some of the longer term production rates over a series of prospect areas as of July 6, 2010.

WELL NAME	OPERATOR	COUNTY/STATE	WI	INITIAL PRODUCTION BOEPD	DAYS USED TO COMPUTE AVG. BOEPD	AVG. BOEPD
SUMMERFIELD 15-15H	AMERICAN OIL & GAS	DUNN, ND	5.10%	2,799	37	974
KUBIK TRUST #1-18-19H	ANSCHUTZ EXPLORATION	DUNN, ND	3.20%	2,441	60	861
JACK CVANCARA 19-18 #1H	BRIGHAM EXPLORATION	MOUNTRAIL, ND	3.16%	5,035	30	1,519
LIFFRIG #29-20 1-H TFS	BRIGHAM EXPLORATION	MOUNTRAIL, ND	6.25%	2,477	60	248
VAN HOOK #100-15H TFS	EOG RESOURCES	MOUNTRAIL, ND	10.00%	1,585	100	931
EDWARDS #5992 44-10	OASIS PETROLEUM	BURKE, ND	21.00%	612	88	315
STALLION #1-1-12H	SLAWSON EXPLORATION	MOUNTRAIL, ND	23.00%	2,753	125	953
COUGAR FEDERAL #1-30H	SLAWSON EXPLORATION	MOUNTRAIL, ND	3.81%	1,493	90	706
MACHETE #1-19H	SLAWSON EXPLORATION	MOUNTRAIL, ND	17.18%	1,303	60	705
MINX #1-29H	SLAWSON EXPLORATION	MOUNTRAIL, ND	22.00%	1,475	90	473
VANDAL #1-16H	SLAWSON EXPLORATION	RICHLAND, MT	20.00%	478	57	271
SNIPER FEDERAL #1-6-7H	SLAWSON EXPLORATION	MOUNTRAIL, ND	21.41%	3,784	24	1,426

The following table outlines all previously unannounced well completions as of July 6, 2010.

WELL NAME	OPERATOR	COUNTY/STATE	WI	IP/BOEPD	FORMATION
SUMMERFIELD 15-15H	AMERICAN OIL & GAS	DUNN, ND	5.10%	2,799	BAKKEN
JACK CVANCARA 19-18 #1-H	BRIGHAM EXPLORATION	MOUNTRAIL, ND	3.16%	5,035	BAKKEN
ABELMANN STATE 21-16 #1H	BRIGHAM EXPLORATION	MCKENZIE, ND	2.73%	2,951	BAKKEN
MESA VERDE 24-22H	BURLINGTON RESOURCES	MCKENZIE, ND	0.73%	N/A	BAKKEN
JOANNE #1-7H	CONTINENTAL RESOURCES	DIVIDE, ND	37.58%	N/A	THREE FORKS
MELGAARD # 1-14H	CONTINENTAL RESOURCES	DIVIDE, ND	15.82%	1,012	THREE FORKS
SHONNA 2-15H	CONTINENTAL RESOURCES	DIVIDE, ND	14.84%	N/A	THREE FORKS
GILLUND #1-32H	CONTINENTAL RESOURCES	DIVIDE, ND	9.62%	N/A	THREE FORKS
BROCKMEIER #1-1	CONTINENTAL RESOURCES	MCKENZIE, ND	6.02%	1,217	THREE FORKS
REDMOND #1-6H	EOG RESOURCES	MOUNTRAIL, ND	11.25%	390	BAKKEN
FERTILE 34-31H	EOG RESOURCES	MOUNTRAIL, ND	10.39%	1,406	BAKKEN
SIDONIA 7-25H	EOG RESOURCES	MOUNTRAIL, ND	10.00%	462	BAKKEN
SIDONIA 8-26H	EOG RESOURCES	MOUNTRAIL, ND	5.00%	735	BAKKEN
SIDONIA 29-34H	EOG RESOURCES	MOUNTRAIL, ND	4.22%	396	BAKKEN
SIDONIA 33-33H	EOG RESOURCES	MOUNTRAIL, ND	2.71%	792	BAKKEN
SIDONIA 34-31H	EOG RESOURCES	MOUNTRAIL, ND	2.16%	594	BAKKEN
SIDONIA 13-08H	EOG RESOURCES	MOUNTRAIL, ND	2.03%	561	BAKKEN
CLEARWATER 17-01H	EOG RESOURCES	MOUNTRAIL, ND	1.82%	432	BAKKEN
FERTILE 18-30H	EOG RESOURCES	MOUNTRAIL, ND	0.64%	1,433	BAKKEN
LIBERTY 6-25H	EOG RESOURCES	MOUNTRAIL, ND	11.88%	1,472	BAKKEN
RS-NELSON FARMS 2829H-1	HESS CORP.	MOUNTRAIL, ND	39.05%	228	DUAL LATERAL
RS-JOHNSON 2128H-1	HESS CORP.	MOUNTRAIL, ND	21.72%	169	BAKKEN
RS-RUDOLPH 1708H-1	HESS CORP.	MOUNTRAIL, ND	8.85%	163	BAKKEN
EN-SKABO TRUST 0631H-1	HESS CORP.	MOUNTRAIL, ND	7.34%	N/A	DUAL LATERAL
MEAGHER 16-30	KODIAK OIL & GAS	SHERIDAN, MT	7.46%	287	RED RIVER
SAETZ 14-20H	MARATHON OIL COMPANY	DUNN, ND	2.45%	547	BAKKEN
LAZY DE #34-7H	MARATHON OIL COMPANY	DUNN, ND	4.54%	389	BAKKEN
GLADYS 2-9H	NEWFIELD EXPLORATION	MCKENZIE, ND	2.60%	3,540	BAKKEN
BARENTHSEN 6059 44-5H	OASIS PETROLEUM	BURKE, ND	14.30%	495	BAKKEN
HYNEK 5693 42-35H	OASIS PETROLEUM	MOUNTRAIL, ND	6.39%	1,258	BAKKEN
VANDAL #1-16H	SLAWSON EXPLORATION	RICHLAND, MT	20.00%	478	BAKKEN
CANNONBALL FEDERAL #1-27-34H	SLAWSON EXPLORATION	MOUNTRAIL, ND	0.55%	1,852	BAKKEN
JERICHO 2-5H	SLAWSON EXPLORATION	MOUNTRAIL, ND	42.36%	325	THREE FORKS
MAYHEM #1-19H	SLAWSON EXPLORATION	ROOSEVELT, MT	30.00%	217	BAKKEN
SNIPER FEDERAL #1-6-7H	SLAWSON EXPLORATION	MOUNTRAIL, ND	21.41%	3,784	BAKKEN
WHIRLWIND #1-31H	SLAWSON EXPLORATION	MOUNTRAIL, ND	19.74%	1,674	BAKKEN
VOYAGER #2-28H	SLAWSON EXPLORATION	MOUNTRAIL, ND	4.96%	1,676	BAKKEN
JUGHEAD FEDERAL #1-26H	SLAWSON EXPLORATION	MOUNTRAIL, ND	2.81%	1,384	BAKKEN
ATLANTIS FEDERAL #1-34-35H	SLAWSON EXPLORATION	MOUNTRAIL, ND	1.41%	1,946	BAKKEN
ROHDE #43-1H	WHITING	MOUNTRAIL, ND	2.57%	4,268	BAKKEN
MEIERS #44-25H	WHITING	MOUNTRAIL, ND	1.46%	789	BAKKEN
HM HOVE 34X-33	XTO ENERGY	WILLIAMS, ND	12.50%	1,086	THREE FORKS
ALLIE 31X-24	XTO ENERGY	WILLIAMS, ND	11.72%	632	THREE FORKS
BABETTE 24X-33	XTO ENERGY	WILLIAMS, ND	7.67%	368	THREE FORKS
KERBAUGH 31X-04	XTO ENERGY	WILLIAMS, ND	6.51%	711	THREE FORKS

CURRENT DRILLING ACTIVITY

The following table illustrates the wells in which Northern Oil has participated that are drilling or are awaiting completion as of July 6, 2010.  Northern Oil is currently drilling or completing 6.36 net wells.

WELL NAME	OPERATOR	COUNTY/STATE	WI	STATUS	FORMATION
ABE OWAN 21-16 #1-H	BRIGHAM EXPLORATION	WILLIAMS, ND	12.50%	DRILLING	BAKKEN
ABELMANN 23-14 #1-H	BRIGHAM EXPLORATION	MCKENZIE, ND	8.02%	DRILLING	BAKKEN
CLIFFORD BAKKE 26-35 1H	BRIGHAM EXPLORATION	MOUNTRAIL, ND	1.04%	DRILLING	BAKKEN
WEISZ 11-14 #1-H	BRIGHAM EXPLORATION	WILLIAMS, ND	0.60%	DRILLING	BAKKEN
HARLEY #31-2H	BURLINGTON RESOURCES	MCKENZIE, ND	1.29%	COMPLETING	BAKKEN
AMANDA 21-14H	CONOCO PHILLIPS	MCKENZIE, ND	18.75%	COMPLETING	BAKKEN
TETON 21-3H	CONOCO PHILLIPS	MCKENZIE, ND	0.54%	DRILLING	THREE FORKS
JOANNE #1-7H	CONTINENTAL RESOURCES	DIVIDE, ND	37.58%	COMPLETING	THREE FORKS
SHONNA 2-15H	CONTINENTAL RESOURCES	DIVIDE, ND	14.84%	COMPLETING	BAKKEN
GILLUND #1-32H	CONTINENTAL RESOURCES	DIVIDE, ND	9.62%	COMPLETING	BAKKEN
UXBRIDGE #1-9H	CONTINENTAL RESOURCES	DIVIDE, ND	9.04%	COMPLETING	THREE FORKS
ROADRUNNER #1-15H	CONTINENTAL RESOURCES	DUNN, ND	3.13%	DRILLING	THREE FORKS
BONNEY #2-3M	CONTINENTAL RESOURCES	DUNN, ND	2.73%	DRILLING	BAKKEN
FRANCHUK 44-20SWH	ENCORE OPERATING	DUNN, ND	9.38%	COMPLETING	BAKKEN
HANSON 11-12H	ENCORE OPERATING	DUNN, ND	1.05%	COMPLETING	BAKKEN
CLEARWATER 7-04H	EOG RESOURCES	MOUNTRAIL, ND	13.30%	DRILLING	BAKKEN
LIBERTY 09-23H	EOG RESOURCES	MOUNTRAIL, ND	13.13%	DRILLING	BAKKEN
VANVILLE 6-25H	EOG RESOURCES	MOUNTRAIL, ND	12.50%	DRILLING	BAKKEN
LIBERTY 103-13H	EOG RESOURCES	MOUNTRAIL, ND	10.86%	DRILLING	BAKKEN
SIDONIA 7-25H	EOG RESOURCES	MOUNTRAIL, ND	10.00%	COMPLETING	BAKKEN
LIBERTY 23-12H	EOG RESOURCES	MOUNTRAIL, ND	8.98%	COMPLETING	THREE FORKS
LIBERTY 101-12H	EOG RESOURCES	MOUNTRAIL, ND	8.98%	COMPLETING	THREE FORKS
AUSTIN 125-30H	EOG RESOURCES	MOUNTRAIL, ND	3.09%	DRILLING	THREE FORKS
BURKE 4-06H	EOG RESOURCES	MOUNTRAIL, ND	2.47%	COMPLETING	BAKKEN
SIDONIA 10-2128H	EOG RESOURCES	MOUNTRAIL, ND	1.79%	DRILLING	BAKKEN
FERTILE 16-20H	EOG RESOURCES	MOUNTRAIL, ND	1.25%	COMPLETING	BAKKEN
FERTILE 38-20H	EOG RESOURCES	MOUNTRAIL, ND	1.25%	COMPLETING	THREE FORKS
LIBERTY 4-13H	EOG RESOURCES	MOUNTRAIL, ND	10.86%	DRILLING	BAKKEN
LIBERTY 5-24H	EOG RESOURCES	MOUNTRAIL, ND	7.42%	DRILLING	BAKKEN
MCD 11-29H	FIDELITY EXPLORATION	MOUNTRAIL, ND	2.08%	COMPLETING	THREE FORKS
HARSTAD 44-9H	FIDELITY EXPLORATION	MOUNTRAIL, ND	2.36%	COMPLETING	BAKKEN
EN-REHAK 155-93 0718H-1	HESS CORP.	MOUNTRAIL, ND	9.73%	COMPLETING	DUAL LATERAL
EN-HEINLE-156-94-2536H-1	HESS CORP.	MOUNTRAIL, ND	6.25%	DRILLING	DUAL LATERAL
RS-SHUHART 2726H-1	HESS CORP.	MOUNTRAIL, ND	3.52%	DRILLING	DUAL LATERAL
EN-ABRAHAMSON 3019H-1	HESS CORP.	MOUNTRAIL, ND	2.92%	DRILLING	DUAL LATERAL
EN-WILL TRUST 2734H-1	HESS CORP.	MOUNTRAIL, ND	2.34%	DRILLING	DUAL LATERAL
COOK 1-24-13H	HUNT OIL COMPANY	DUNN, ND	1.70%	DRILLING	BAKKEN
HARSHBARGER 13-20	KODIAK OIL & GAS	SHERIDAN, MT	36.56%	COMPLETING	RED RIVER
ECKELBERG FARM #24-33H	MARATHON OIL COMPANY	DUNN, ND	0.91%	DRILLING	BAKKEN
ROSEMARY ECKELBERG #21-26H	MARATHON OIL COMPANY	DUNN, ND	0.60%	DRILLING	BAKKEN
BERRY 5403 11-6H	OASIS PETROLEUM	MOUNTRAIL, ND	14.38%	COMPLETING	BAKKEN
ERNST 42-31H	OASIS PETROLEUM	BURKE, ND	4.58%	COMPLETING	BAKKEN
SCHILKE #8-24H	PEAK GRASSLANDS, LLC.	MCKENZIE, ND	5.24%	COMPLETING	BAKKEN
HOIBY 158-94-4B-3-1H	PETRO-HUNT, L.L.C.	MOUNTRAIL, ND	12.81%	DRILLING	BAKKEN
GOBLIN #1-26H	SLAWSON EXPLORATION	MOUNTRAIL, ND	45.54%	DRILLING	BAKKEN
ALAMO 1-19-18H	SLAWSON EXPLORATION	MOUNTRAIL, ND	29.98%	DRILLING	BAKKEN
DIAMONDBACK #1-21H	SLAWSON EXPLORATION	MOUNTRAIL, ND	25.23%	DRILLING	BAKKEN
STAMPEDE #1-36-25H	SLAWSON EXPLORATION	WILLIAMS, ND	25.00%	DRILLING	BAKKEN
REVOLVER #1-35H	SLAWSON EXPLORATION	MOUNTRAIL, ND	23.70%	DRILLING	BAKKEN
ARMADA FEDERAL #1-14-13H	SLAWSON EXPLORATION	MOUNTRAIL, ND	14.20%	DRILLING	BAKKEN
NEPTUNE #1-15H	SLAWSON EXPLORATION	MOUNTRAIL, ND	13.37%	DRILLING	BAKKEN
HUNTER 1-8-17	SLAWSON EXPLORATION	MOUNTRAIL, ND	11.74%	DRILLING	BAKKEN
OSPREY FEDERAL #1-25-30H	SLAWSON EXPLORATION	MOUNTRAIL, ND	9.49%	DRILLING	BAKKEN
VIXEN FEDERAL #1-19-30H	SLAWSON EXPLORATION	MOUNTRAIL, ND	6.70%	DRILLING	BAKKEN
LUNKER FEDERAL #1-33-4H	SLAWSON EXPLORATION	MOUNTRAIL, ND	6.40%	COMPLETING	BAKKEN
PHOENIX #1-9H	SLAWSON EXPLORATION	MOUNTRAIL, ND	2.28%	COMPLETING	BAKKEN
PIKE FEDERAL #1-3-2H	SLAWSON EXPLORATION	MOUNTRAIL, ND	0.79%	COMPLETING	BAKKEN
MORAY FEDERAL #1-10H	SLAWSON EXPLORATION	MOUNTRAIL, ND	0.76%	DRILLING	BAKKEN
BADGER #1-9H	SLAWSON EXPLORATION	MOUNTRAIL, ND	28.38%	COMPLETING	BAKKEN
CRUSADER #1-16	SLAWSON EXPLORATION	MOUNTRAIL, ND	4.50%	COMPLETING	BAKKEN
TOMCAT 1-2H	SLAWSON EXPLORATION	MOUNTRAIL, ND	2.50%	DRILLING	BAKKEN
FROEHLICH 44-9TFH	WHITING OIL AND GAS	STARK, ND	4.02%	COMPLETING	THREE FORKS
KLEPP 21X-01	XTO ENERGY	WILLIAMS, ND	22.81%	DRILLING	THREE FORKS
ZI PAYETTE #10-15H	ZENERGY	MCKENZIE, ND	12.50%	DRILLING	BAKKEN
DAKOTA -VAN HOOK #16-4H	ZENERGY	MOUNTRAIL, ND	1.69%	DRILLING	BAKKEN
DAKOTA- BRUNSELL #16-9H	ZENERGY	MOUNTRAIL, ND	1.13%	DRILLING	BAKKEN
STEPANEK 8-5H	ZENERGY	MCKENZIE, ND	0.81%	DRILLING	BAKKEN

MANAGEMENT COMMENT

Michael Reger, Northern Oil Chief Executive Officer, commented, “We continue to be impressed with the pace of drilling, increased levels of productivity and innovation by all of our partners in the Bakken and Three Forks plays.  We believe these prospects represent some of the finest on-shore oil resources in the United States and are excited to be a large part of the continuing development.  As evidenced in our drilling tables, Northern Oil continues to see record levels of activity on its core acreage position and we believe our competitive acreage acquisition advantage continues to give us an advantage as a non-operator in this basin.  We look forward to drilling ahead and continuing to use our strong balance sheet and capital structure to be an opportunistic acquirer in these volatile times.”

ABOUT NORTHERN OIL AND GAS

Northern Oil and Gas, Inc. is an exploration and production company based in Wayzata, Minnesota.  Northern Oil's core area of focus is the Williston Basin Bakken and Three Forks trend in North Dakota and Montana.

More information about Northern Oil and Gas, Inc. can be found at www.NorthernOil.com.

SAFE HARBOR

This press release contains forward-looking statements regarding future events and our future results that are subject to the safe harbors created under the Securities Act of 1933 (the “Securities Act”) and the Securities Exchange Act of 1934 (the “Exchange Act”).  All statements other than statements of historical facts included in this report regarding our financial position, business strategy, plans and objectives of management for future operations and industry conditions are forward-looking statements.  When used in this report, forward-looking statements are generally accompanied by terms or phrases such as “estimate,” “project,” “predict,” “believe,” “expect,” “anticipate,” “target,” “plan,” “intend,” “seek,” “goal,” “will,” “should,” “may” or other words and similar expressions that convey the uncertainty of future events or outcomes.  Items contemplating or making assumptions about, actual or potential future sales, market size, collaborations, and trends or operating results also constitute such forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, and important factors (many of which are beyond our Company’s control) that could cause actual results to differ materially from those set forth in the forward-looking statements, including the following, general economic or industry conditions, nationally and/or in the communities in which our Company conducts business, changes in the interest rate environment, legislation or regulatory requirements, conditions of the securities markets, our ability to raise capital, changes in accounting principles, policies or guidelines, financial or political instability, acts of war or terrorism, other economic, competitive, governmental, regulatory and technical factors affecting our Company’s operations, products, services and prices.

We have based these forward-looking statements on our current expectations and assumptions about future events.  While our management considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control.

CONTACT:

Investor Relations
772-219-7525